UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 30, 2009
Date of Report (Date of earliest event reported)

Acura Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

State of New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 N. North Court, Suite 120 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2009 we issued a press release disclosing the financial results for our second quarter ended June 30, 2009. A copy of our press release is being furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 30, 2009 announcing Financial Results for the Second Quarter of 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acura Pharmaceuticals, Inc.
Date: July 30, 2009	By:	/s/ PETER A. CLEMENS Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 30, 2009 announcing Financial Results for the Second Quarter of 2009